UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2012

THE KEYW HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-34891 (Commission File Number)	27-1594952 (IRS Employer Identification No.)

7740 Milestone Parkway, Suite 400

Hanover, Maryland 21076

(Address of principal executive offices) (Zip Code)

(443) 733-1600

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THE KEYW HOLDING CORPORATION

Item 2.02  Results of Operations and Financial Condition.

On July 31, 2012, The KEYW Holding Corporation (“KEYW” or the “Company”) issued a press release announcing its financial results for the three and six month periods ended June 30, 2012. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits

Exhibit Number	Description
99.1	Press Release of the Company dated July 31, 2012.

THE KEYW HOLDING CORPORATION

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE KEYW HOLDING CORPORATION
(Registrant)

/s/ John E. Krobath
DATE: July 31, 2012	John E. Krobath
Chief Financial Officer

THE KEYW HOLDING CORPORATION

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of the Company dated July 31, 2012.